SCHEDULE I

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Custody Agreement dated September 17, 2018, by and between such trusts and the Bank of New York Mellon.

December 15, 2020

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco BuyBack AchieversTM ETF

3.	Invesco Cleantech ETF

4.	Invesco Dividend AchieversTM ETF

5.	Invesco Dow Jones Industrial Average Dividend ETF

6.	Invesco DWA Momentum ETF

7.	Invesco DWA Basic Materials Momentum ETF

8.	Invesco Dynamic Biotechnology & Genome ETF

9.	Invesco Dynamic Building & Construction ETF

10.	Invesco DWA Consumer Cyclicals Momentum ETF

11.	Invesco DWA Consumer Staples Momentum ETF

12.	Invesco Dynamic Energy Exploration & Production ETF

13.	Invesco DWA Energy Momentum ETF

14.	Invesco DWA Financial Momentum ETF

15.	Invesco Dynamic Food & Beverage ETF

16.	Invesco DWA Healthcare Momentum ETF

17.	Invesco DWA Industrials Momentum ETF

18.	Invesco Dynamic Large Cap Growth ETF

19.	Invesco S&P 100 Equal Weight ETF

20.	Invesco Dynamic Large Cap Value ETF

21.	Invesco Dynamic Leisure and Entertainment ETF

22.	Invesco Dynamic Market ETF

23.	Invesco Dynamic Media ETF

24.	Invesco S&P Midcap Momentum ETF

25.	Invesco S&P Midcap Quality ETF

26.	Invesco S&P Midcap Value with Momentum ETF

27.	Invesco Dynamic Networking ETF

28.	Invesco Dynamic Oil & Gas Services ETF

29.	Invesco Dynamic Pharmaceuticals ETF

30.	Invesco Dynamic Semiconductors ETF

31.	Invesco S&P SmallCap Momentum ETF

32.	Invesco S&P SmallCap Value with Momentum ETF

33.	Invesco Dynamic Software ETF

34.	Invesco DWA Technology Momentum ETF

35.	Invesco DWA Utilities Momentum ETF

36.	Invesco Financial Preferred ETF

37.	Invesco FTSE RAFI US 1000 ETF

38.	Invesco FTSE RAFI US 1500 Small-Mid ETF

39.	Invesco S&P 500 GARP ETF

40.	Invesco S&P Value with Momentum ETF

41.	Invesco Global Listed Private Equity ETF

42.	Invesco Golden Dragon China ETF

43.	Invesco High Yield Equity Dividend Achievers ETF

44.	Invesco International Dividend Achievers ETF

45.	Invesco Zacks Mid-Cap ETF

46.	Invesco Zacks Multi-Asset Income ETF

47.	Invesco NASDAQ Internet ETF

48.	Invesco Raymond James SB-1 Equity ETF

49.	Invesco S&P MidCap 400® Equal Weight ETF

50.	Invesco S&P MidCap 400® Pure Growth ETF

51.	Invesco S&P MidCap 400® Pure Value ETF

52.	Invesco S&P 500® BuyWrite ETF

53.	Invesco S&P 500® Equal Weight Communication Services ETF

54.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

55.	Invesco S& P 500® Equal Weight Consumer Staples ETF

56.	Invesco S&P 500® Equal Weight Energy ETF

57.	Invesco S&P 500® Equal Weight ETF

58.	Invesco S&P 500® Equal Weight Financials ETF

59.	Invesco S&P 500® Equal Weight Health Care ETF

60.	Invesco S&P 500® Equal Weight Industrials ETF

61.	Invesco S&P 500® Equal Weight Materials ETF

62.	Invesco S&P 500® Equal Weight Real Estate ETF

63.	Invesco S&P 500® Equal Weight Technology ETF

64.	Invesco S&P 500® Equal Weight Utilities ETF

65.	Invesco S&P 500® Pure Growth ETF

66.	Invesco S&P 500® Pure Value ETF

67.	Invesco S&P 500® Top 50 ETF

68.	Invesco S&P 500® Quality ETF

69.	Invesco S&P SmallCap 600® Equal Weight ETF

70.	Invesco S&P SmallCap 600® Pure Growth ETF

71.	Invesco S&P SmallCap 600® Pure Value ETF

72.	Invesco S&P Spin-Off ETF

73.	Invesco Water Resources ETF

74.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF

2.	Invesco California AMT-Free Municipal Bond ETF

3.	Invesco CEF Income Composite ETF

4.	Invesco China Technology ETF

5.	Invesco DWA Developed Markets Momentum ETF

6.	Invesco DWA Emerging Markets Momentum ETF

7.	Invesco DWA SmallCap Momentum ETF

8.	Invesco Emerging Markets Sovereign Debt ETF

9.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

10.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

11.	Invesco FTSE RAFI Emerging Markets ETF

12.	Invesco FTSE International Low Beta Equal Weight ETF

13.	Invesco Fundamental High Yield® Corporate Bond ETF

14.	Invesco Fundamental Investment Grade Corporate Bond Portfolio

15.	Invesco Global Clean Energy ETF

16.	Invesco Global Short Term High Yield Bond ETF

17.	Invesco Global Water ETF

18.	Invesco International BuyBack AchieversTM ETF

19.	Invesco International Corporate Bond ETF

20.	Invesco KBW Bank ETF

21.	Invesco KBW High Dividend Yield Financial ETF

22.	Invesco KBW Premium Yield Equity REIT ETF

23.	Invesco KBW Property & Casualty Insurance ETF

24.	Invesco KBW Regional Banking ETF

25.	Invesco MSCI Global Timber ETF

26.	Invesco NASDAQ 100 ETF

27.	Invesco NASDAQ Next Gen 100 ETF

28.	Invesco National AMT-Free Municipal Bond ETF

29.	Invesco New York AMT-Free Municipal Bond ETF

30.	Invesco Preferred ETF

31.	Invesco PureBeta FTSE Developed ex-North America ETF

32.	Invesco PureBeta FTSE Emerging Markets ETF

33.	Invesco PureBeta MSCI USA ETF

34.	Invesco PureBeta MSCI USA Small Cap ETF

35.	Invesco PureBeta US Aggregate Bond ETF

36.	Invesco PureBeta 0-5 Yr US TIPS ETF

37.	Invesco Russell 1000 Enhanced Equal Weight ETF

38.	Invesco Russell 1000 Equal Weight ETF

39.	Invesco Russell 1000 Low Beta Equal Weight ETF

40.	Invesco Solar ETF

41.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

42.	Invesco S&P 500® High Beta ETF

43.	Invesco S&P 500® High Dividend Low Volatility ETF

44.	Invesco S&P 500® Low Volatility Portfolio

45.	Invesco S&P 500 Minimum Variance ETF

46.	Invesco S&P 500 Momentum ETF

47.	Invesco S&P 500 Enhanced Value ETF

48.	Invesco S&P 500 Revenue ETF

49.	Invesco S&P Emerging Markets Momentum ETF

50.	Invesco S&P Emerging Markets Low Volatility ETF

51.	Invesco S&P Global Water Index ETF

52.	Invesco S&P International Developed High Dividend Low Volatility ETF

53.	Invesco S&P International Developed Momentum ETF

54.	Invesco S&P International Developed Low Volatility ETF

55.	Invesco S&P International Developed Quality ETF

56.	Invesco S&P MidCap 400 Revenue ETF

57.	Invesco S&P MidCap Low Volatility ETF

58.	Invesco S&P SmallCap 600 Revenue ETF

59.	Invesco S&P SmallCap Consumer Discretionary ETF

60.	Invesco S&P SmallCap Consumer Staples ETF

61.	Invesco S&P SmallCap Energy ETF

62.	Invesco S&P SmallCap Financials ETF

63.	Invesco S&P SmallCap Health Care ETF

64.	Invesco S&P SmallCap High Dividend Low Volatility ETF

65.	Invesco S&P SmallCap Industrials ETF

66.	Invesco S&P SmallCap Information Technology ETF

67.	Invesco S&P SmallCap Low Volatility ETF

68.	Invesco S&P SmallCap Materials ETF

69.	Invesco S&P SmallCap Quality ETF

70.	Invesco S&P SmallCap Utilities & Communication Services ETF

71.	Invesco Senior Loan ETF

72.	Invesco Taxable Municipal Bond ETF

73.	Invesco Treasury Collateral ETF

74.	Invesco S&P Ultra Dividend Revenue ETF

75.	Invesco Variable Rate Preferred ETF

76.	Invesco VRDO Tax-Free Weekly ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund

2.	Invesco Balanced Multi-Asset Allocation ETF

3.	Invesco Conservative Multi-Asset Allocation ETF

4.	Invesco Corporate Bond Factor ETF

5.	Invesco Focused Discovery Growth ETF

6.	Invesco Growth Multi-Asset Allocation ETF

7.	Invesco High Yield Bond Factor ETF

8.	Invesco Intermediate Bond Factor ETF

9.	Invesco Moderately Conservative Multi-Asset Allocation ETF

10.	Invesco Multi-Sector Bond Income Factor ETF

11.	Invesco Real Assets ESG ETF

12.	Invesco S&P 500® Downside Hedged ETF

13.	Invesco Select Growth ETF

14.	Invesco Short-Term Bond Factor ETF

15.	Invesco Total Return Bond ETF

16.	Invesco Ultra Short Duration ETF

17.	Invesco US Large Cap Core ESG ETF

18.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Base Metals Commodity Strategy No K-1 ETF

3.	Invesco Bloomberg Commodity Strategy ETF

4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2020 Corporate Bond ETF

2.	Invesco BulletShares 2020 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2021 Corporate Bond ETF

4.	Invesco BulletShares 2021 High Yield Corporate Bond ETF

5.	Invesco BulletShares 2022 Corporate Bond ETF

6.	Invesco BulletShares 2022 High Yield Corporate Bond ETF

7.	Invesco BulletShares 2023 Corporate Bond ETF

8.	Invesco BulletShares 2023 High Yield Corporate Bond ETF

9.	Invesco BulletShares 2024 Corporate Bond ETF

10.	Invesco BulletShares 2024 High Yield Corporate Bond ETF

11.	Invesco BulletShares 2025 Corporate Bond ETF

12.	Invesco BulletShares 2025 High Yield Corporate Bond ETF

13.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

14.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

15.	Invesco BulletShares 2026 Corporate Bond ETF

16.	Invesco BulletShares 2027 Corporate Bond ETF

17.	Invesco BulletShares 2028 Corporate Bond ETF

18.	Invesco BulletShares 2028 High Yield Corporate Bond ETF

19.	Invesco BulletShares 2029 Corporate Bond ETF

20.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

21.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

22.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

23.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

24.	Invesco BulletShares 2025 USD Emerging Markets Debt ETF

25.	Invesco BulletShares 2021 Municipal Bond ETF

26.	Invesco BulletShares 2022 Municipal Bond ETF

27.	Invesco BulletShares 2023 Municipal Bond ETF

28.	Invesco BulletShares 2024 Municipal Bond ETF

29.	Invesco BulletShares 2025 Municipal Bond ETF

30.	Invesco BulletShares 2026 Municipal Bond ETF

31.	Invesco BulletShares 2027 Municipal Bond ETF

32.	Invesco BulletShares 2028 Municipal Bond ETF

33.	Invesco BulletShares 2029 Municipal Bond ETF

34.	Invesco BulletShares 2030 Corporate Bond ETF

35.	Invesco BulletShares 2030 Municipal Bond ETF

36.	Invesco Defensive Equity ETF

37.	Invesco International Developed Dynamic Multifactor ETF

38.	Invesco Investment Grade Defensive ETF

39.	Invesco Investment Grade Value ETF

40.	Invesco Russell 1000® Dynamic Multifactor ETF

41.	Invesco Russell 2000® Dynamic Multifactor ETF

42.	Invesco RAFITM Strategic US ETF

43.	Invesco RAFITM Strategic US Small Company ETF

44.	Invesco RAFITM Strategic Developed ex-US ETF

45.	Invesco RAFITM Strategic Emerging Markets ETF

[Signature page follows]

THE BANK OF NEW YORK MELLON

By:	/s/ Gerard Connors
(signature)

Gerard Connors
(name)

Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO ACTIVELY MANAGED EXCHANGE- TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia (name)
President & Principal Executive Officer (title)